EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of eRoomSystem Technologies, Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David A. Gestetner, Chairman, President, Chief Executive Officer and Secretary (Principal Executive Officer and Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David A. Gestetner	President, Chief Executive Officer, Secretary and and Chairman of the Board	June 22, 2006
David A. Gestetner	(Principal Executive Officer and Principal Financial and Accounting Officer)